Exhibit 32.2

CERTIFICATION BY THE CHIEF OPERATIONS OFFICER

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley act of 2002

Solely for the purposes of complying with 18 U.S.C. §1350, I, the undersigned Chief Operations Officer of Jagged Peak, Inc. (the “Company”), hereby certify that the Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2011, (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the dates and periods covered by the Report.

Date: November 11, 2011
By:	/s/ Dan Furlong

Chief Operations Officer
(Principal Financial Officer)